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                                MERIX CORPORATION



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                                 THIRD AMENDMENT


                          Dated as of November 28, 1997


                                       to


                            Note Purchase Agreements
                            dated September 10, 1996


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                       Re: $40,000,000 7.92% Senior Notes
                             due September 15, 2003
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                   THIRD AMENDMENT TO NOTE PURCHASE AGREEMENTS


     THIS THIRD AMENDMENT dated as of November 28, 1997 (the or this "Third Amendment") to the Note Purchase Agreements, each dated September 10, 1996, as amended by the First Amendment to Note Purchase Agreements dated May 28, 1997 and the Second Amendment to Note Purchase Agreements dated August 29, 1997, is between MERIX CORPORATION, an Oregon corporation (the "Company"), and each of the institutions which is a signatory to this Third Amendment (collectively, the "Noteholders").


                                    RECITALS:

     A. The Company and each of the Noteholders have heretofore entered into separate and several Note Purchase Agreements each dated September 10, 1996, as amended by the First Amendment to Note Purchase Agreements dated May 28, 1997, and the Second Amendment to Note Purchase Agreements dated August 29, 1997 (collectively, the "Note Purchase Agreements"). The Company has heretofore issued the $40,000,000 7.92% Senior Notes Due September 15, 2003 (the "Notes") dated September 10, 1996 pursuant to the Note Purchase Agreements. The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.

     B. The Company and the Noteholders now desire to amend the Note Purchase Agreements in the respects, but only in the respects, hereinafter set forth.

     C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreements unless herein defined or the context shall otherwise require.

     D. All requirements of law have been fully complied with and all other acts and things necessary to make this Third Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

     NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Third Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1.  AMENDMENT

     1.1. Section 10.4 of the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

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          "10.4. Interest Charges Coverage Ratio

               (a) The Company will not permit the ratio, as of the end of the fiscal quarter of the Company ended November 29, 1997, of (i) Consolidated Income Available for Interest Charges for the fiscal quarter then ended to (ii) Interest Charges for such fiscal quarter, to be less than 1.60 to 1.00.

               (b) The Company will not permit the ratio, as of the end of the fiscal quarter of the Company ended February 28, 1998, of (i) Consolidated Income Available for Interest Charges for the period of the four consecutive fiscal quarters then ended to (ii) Interest Charges for the period of the four consecutive fiscal quarters then ended, to be less than 1.90 to 1.00.

               (c) The Company will not permit the ratio, as of the end of any fiscal quarter of the Company ended after February 28, 1998, of (i) Consolidated Income Available for Interest Charges for the period of the four consecutive fiscal quarters then ended to (ii) Interest Charges for the period of the four consecutive fiscal quarters then ended, to be less than 2.00 to 1.00.

               (d) For purposes of all calculations under this Section 10.4, the restructuring charge determined in accordance with GAAP of not more than $1,900,000 in the fiscal quarter ended November 29, 1997 shall be disregarded."

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     2.1. To induce the Noteholders to execute and deliver this Third Amendment (which representations shall survive the execution and delivery of this Third Amendment), the Company represents and warrants to the Noteholders that:

          (a) this Third Amendment has been duly authorized, executed and delivered by the Company and this Third Amendment, the Note Purchase Agreements, as amended by this Third Amendment, and the Notes, constitute the legal, valid and binding obligations of the Company enforceable against it in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (b) the execution, delivery and performance by the Company of this Third Amendment (i) has been duly authorized by all necessary corporate action on the part of the Company, (ii) does not require the consent, approval or authorization of, or registration, filing or declaration with, or other action by, any Governmental Authority or any other Person and
     (iii) will not (A) contravene, result in any breach of, constitute a default under, result in the creation of any Lien in respect of any property of the Company under, or give any other Person the right to require the Company to purchase or repay any Debt under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company is bound or by which the Company or any of its properties may be bound or affected, (B) conflict with or result in any breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or (C) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company;

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          (d) as of the date hereof and after giving effect to this Third
     Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) no event has occurred and no condition exists which has had a Material Adverse Effect; and

          (e) all the representations and warranties contained in Section 5 of the Note Purchase Agreements are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof.

SECTION 3. CONDITION TO EFFECTIVENESS OF THIS THIRD AMENDMENT; DELIVERY OF BOARD RESOLUTIONS.

     3.1. This Third Amendment shall become effective and binding upon the Company and the Noteholders at such time as executed counterparts of this Third Amendment, duly executed by the Company and the Noteholders, shall have been delivered to the Noteholders.

SECTION 4.  PAYMENT OF NOTEHOLDERS' COUNSEL FEES AND EXPENSES.

     4.1. The Company agrees to pay upon demand, the reasonable fees and expenses of Choate, Hall & Stewart, special counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Third Amendment.

SECTION 5.  MISCELLANEOUS.

     5.1. This Third Amendment shall be construed in connection with and as part of each of the Note Purchase Agreements, and except as modified and expressly amended by this Third Amendment, all terms, conditions and covenants contained in the Note Purchase Agreements and the Notes are hereby ratified and shall be and remain in full force and effect. This Third Amendment embodies the entire agreement and understanding between the Company and the Noteholders and supersedes all prior agreements and understandings relating to the subject matter hereof.

     5.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Third Amendment may refer to the Note Purchase Agreements without making specific reference to this Third Amendment but nevertheless all such references shall include this Third Amendment unless the context otherwise requires. This Third Amendment is an Operative Document. The headings in this Third Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Third Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     5.3. This Third Amendment shall be governed by and construed in accordance with, and the rights of the parties shall be governed by, the law of The Commonwealth of Massachusetts excluding choice-of-law principles of the law of such jurisdiction that would require the application of the law of a jurisdiction other than such jurisdiction.


            [The remainder of this page is left blank intentionally.]

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     If you are in agreement with the foregoing, please sign the accompanying counterpart of this Third Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                   MERIX CORPORATION



                                   By:  /s/ JOSEPH H. HOWELL
                                      ------------------------------------------
                                      Its   Sr. VP & CFO



                                   By:    /s/ JANIE S. BROWN
                                      ------------------------------------------
                                      Its   VP, Corporate Controller & Treasurer


                                   By:  /s/ SAMUEL R. DESIMONE, JR.
                                      ------------------------------------------
                                      Its    VP Corporate Development &
                                             Secretary

Accepted and Agreed to:

JOHN HANCOCK MUTUAL LIFE
   INSURANCE COMPANY



By:  /s/ D. DANA DONOVAN
   --------------------------------
   Its   Senior Investment Officer


JOHN HANCOCK VARIABLE LIFE
   INSURANCE COMPANY



By:  /s/ D. DANA DONOVAN
   --------------------------------
   Its   Authorized Officer

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MASSACHUSETTS MUTUAL LIFE
   INSURANCE COMPANY



By: /s/ RICHARD C. MORRISON
   --------------------------------
   Its  Managing Director


CM LIFE INSURANCE COMPANY



By:  /s/ RICHARD C. MORRISON
   --------------------------------
   Its  Authorized Officer